Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 6846 pr@benefitfocus.com Investor Relations: ICR for Benefitfocus, Inc. Brian Denyeau 646-277-1251 brian.denyeau@icrinc.com

Benefitfocus Announces First Quarter 2015 Financial Results

Total revenue of $42.7 million grew 39% year-over-year

Employer revenue of $20.9 million grew 57% year-over-year

Charleston, S.C. – May 6, 2015 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits software solutions, today announced its first quarter 2015 financial results.

“Benefitfocus delivered a strong start to 2015 with first quarter financial results that exceeded the high end of our guidance on both the top and bottom line,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “There is tremendous activity across the benefits industry and we are delivering on a number of initiatives that position the company well to become an increasingly strategic partner for customers.”

Jenkins added, “During the quarter we achieved a significant milestone with the introduction of several new product offerings for the employer market, representing our initial land and expand opportunity in this fast growing market. We are pleased with initial customer reaction to these new solutions and believe they provide an additional opportunity for Benefitfocus to continue generating strong growth and improving profitability.”

First Quarter 2015 Financial Highlights

Revenue

•	Total revenue was $42.7 million, an increase of 39% compared to the first quarter of 2014.

•	Software revenue was $37.8 million, an increase of 32% compared to the first quarter of 2014.

•	Professional services revenue was $4.9 million, an increase of 125% compared to the first quarter of 2014.

•	Employer revenue was $20.9 million, an increase of 57% compared to the first quarter of 2014.

•	Insurance carrier revenue was $21.8 million, an increase of 25% compared to the first quarter of 2014.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($12.7) million, compared to a net loss of ($11.8) million in the first quarter of 2014. Non-GAAP net loss per diluted share was ($0.48), based on 26.7 million basic and diluted weighted average common shares outstanding, compared to ($0.48) for the first quarter of 2014, based on 24.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($7.8) million, compared to ($8.8) million in the first quarter of 2014.

•	See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet and Cash Flow

•	Cash, cash equivalents and marketable securities at March 31, 2015 totaled $107.4 million, compared to $56.2 million at the end of the fourth quarter of 2014.

First Quarter and Recent Business Highlights

•	Ended the quarter with 568 large employer customers, up from 418 at the end of the year ago period and 553 at the end of the fourth quarter of 2014, and 52 insurance carrier customers, up from 43 at the end of the year ago period and 43 at the end of the fourth quarter of 2014.

•	New employer customer relationships added during the quarter including Arizona Chemical Company, Chicago Mercantile Exchange, Giant Eagle, Facchina Group of Companies, Hoss’s Steak & Sea House, McCarthy Holdings and the H. Lee Moffitt Cancer Center and Research Institute, among others.

•	Launched BENEFITFOCUS® Core & Advanced Analytics, which provides administrators with valuable insight into program performance and costs by aggregating complex data from disparate sources into a single, intelligent platform.

•	Hosted our annual One Place user conference in Orlando, Florida, which brought together more than 700 customers, partners and Benefitfocus associates. Highlights of this year’s One Place included the introduction of several new products for the employer market, including BenefitStore®, eBilling and payment, and Benefit Service Center

•	Promoted Ray August from chief operating officer to president and chief operating officer of Benefitfocus. Shawn Jenkins will continue to serve as the chief executive officer and will dedicate his focus on product innovation and the long-range strategy of the company.

•	Announced the signing of a reseller agreement with SAP (NYSE: SAP). Through this agreement, SAP will resell BENEFITFOCUS® Marketplace as the SAP® U.S. Benefits Management application by Benefitfocus.

Business Outlook

Based on information available as of May 6, 2015, Benefitfocus is providing guidance for the second quarter and updating full year 2015 as indicated below.

Second Quarter 2015:

•	Total revenue is expected to be in the range of $41.8 million to $42.3 million.

•	Non-GAAP net loss is expected to be in the range of ($16.8) million to ($16.3) million, or ($0.59) to ($0.57) per share, based on 28.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($11.7) million to ($11.2) million.

Full Year 2015:

•	Total revenue is expected to be in the range of $172.0 million to $175.0 million.

•	Non-GAAP net loss is expected to be in the range of ($62.0) million to ($59.0) million, or ($2.21) to ($2.10) per share, based on 28.1 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($38.0) million to ($35.0) million.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, May 6, 2015 at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (855) 233-6991 (domestic) or (317) 586-4497 (international) with conference ID 24785534. A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) until May 13, 2015.

About Benefitfocus

Benefitfocus, Inc. (NASDAQ: BNFT) is a leading provider of cloud-based benefits software solutions for consumers, employers, insurance carriers and brokers. Benefitfocus has served more than 25 million consumers on its platform that consists of an integrated portfolio of products and services enabling clients to more efficiently shop, enroll, manage and exchange benefits information. With a user-friendly interface and consumer-centric design, the Benefitfocus Platform provides one place for consumers to access all their benefits. Benefitfocus solutions support the administration of all types of benefits including core medical, dental and other voluntary benefits plans as well as wellness programs. For more information, visit www.benefitfocus.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, loss from operations, net loss, net loss per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow, that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, loss from operations, net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. We define free cash flow as cash flow from operations less capital expenditures and capitalized software. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to compete effectively; our ability to maintain our culture and recruit and retain qualified personnel; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2015	2014
Revenue	$42,669	$30,696
Cost of revenue (1)(2)	22,463	19,226

Gross profit	20,206	11,470
Operating expenses:(1)(2)
Sales and marketing	15,475	10,987
Research and development	11,777	8,778
General and administrative	5,411	3,529

Total operating expenses	32,663	23,294

Loss from operations	(12,457)	(11,824)
Other income (expense):
Interest income	18	26
Interest expense on building lease financing obligations	(1,914)	(459)
Interest expense on other borrowings	(280)	(129)
Other expense	(1)	(2)

Total other expense, net	(2,177)	(564)

Loss before income taxes	(14,634)	(12,388)
Income tax expense	15	14

Net loss	$(14,649)	$(12,402)

Comprehensive loss	$(14,649)	$(12,402)

Net loss per common share:
Basic and diluted	$(0.55)	$(0.51)

Weighted-average common shares outstanding:
Basic and diluted	26,745,444	24,541,359

(1) Stock-based compensation included in above line items:
Cost of revenue	$320	$79
Sales and marketing	323	164
Research and development	439	149
General and administrative	754	148

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$58	$58
Sales and marketing	7	7
Research and development	10	9
General and administrative	2	2

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31, 2015	As of December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$68,611	$51,074
Marketable securities	38,820	5,135
Accounts receivable, net	16,670	21,311
Accounts receivable, related party	2,184	—
Prepaid expenses and other current assets	5,157	4,242

Total current assets	131,442	81,762
Property and equipment, net	53,993	54,021
Intangible assets, net	874	951
Goodwill	1,634	1,634
Other non-current assets	1,796	1,650

Total assets	$189,739	$140,018

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$4,567	$5,589
Accrued expenses	6,679	9,171
Accrued compensation and benefits	19,312	17,374
Deferred revenue, current portion	28,735	20,384
Revolving line of credit, current portion	4,000	—
Financing and capital lease obligations, current portion	4,215	4,197

Total current liabilities	67,508	56,715

Deferred revenue, net of current portion	63,812	74,126
Revolving line of credit, net of current portion	5,246	17,657
Financing and capital lease obligations, net of current portion	31,911	32,240
Other non-current liabilities	2,188	2,103

Total liabilities	170,665	182,841

Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2015 and December 31, 2014	—	—
Common stock, par value $0.001, 50,000,000 shares authorized, 28,519,303 and 25,608,937 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	29	26
Additional paid-in capital	299,952	223,409
Accumulated deficit	(280,907)	(266,258)

Total stockholders’ equity (deficit)	19,074	(42,823)

Total liabilities and stockholders’ equity (deficit)	$189,739	$140,018

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities
Net loss	$(14,649)	$(12,402)
Adjustments to reconcile net loss to net cash and cash equivalents (used in) provided by operating activities:
Depreciation and amortization	2,823	2,444
Stock-based compensation expense	1,836	540
Change in fair value and accretion of warrant	—	223
Interest accrual on financing obligation	1,914	459
Loss on disposal or impairment of property and equipment	1	4
Changes in operating assets and liabilities:
Accounts receivable, net	2,457	5,377
Accrued interest on short-term investments	80	(4)
Prepaid expenses and other current assets	(915)	(462)
Other non-current assets	421	323
Accounts payable	(295)	(5)
Accrued expenses	299	(1,079)
Accrued compensation and benefits	1,938	2,221
Deferred revenue	(2,170)	2,053
Other non-current liabilities	85	325

Net cash and cash equivalents (used in) provided by operating activities	(6,175)	17

Cash flows from investing activities
Purchases of short-term investments held to maturity	(38,830)	(12,959)
Proceeds from maturity of short-term investments held to maturity	5,065	—
Purchases of property and equipment	(6,003)	(2,107)

Net cash and cash equivalents used in investing activities	(39,768)	(15,066)

Cash flows from financing activities
Draws on revolving line of credit	22,492	—
Payments on revolving line of credit	(30,903)	—
Proceeds from exercises of stock options	379	466
Proceeds from issuance of common stock and warrant, net of issuance costs	74,538	—
Payments of deferred financing costs and debt issuance costs	(566)	(46)
Payments on financing and capital lease obligations	(2,460)	(2,192)

Net cash and cash equivalents provided by (used in) financing activities	63,480	(1,772)

Net increase (decrease) in cash and cash equivalents	17,537	(16,821)
Cash and cash equivalents, beginning of period	51,074	65,645

Cash and cash equivalents, end of period	$68,611	$48,824

Benefitfocus, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, dollars in thousands except share and per share data)

	Three Months Ended March 31,
	2015	2014
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$20,206	$11,470
Amortization of acquired intangible assets	58	58
Stock-based compensation expense	320	79

Total net adjustments	378	137

Non-GAAP gross profit	$20,584	$11,607

Reconciliation from Loss from Operations to Non-GAAP Loss from Operations:
Loss from operations	$(12,457)	$(11,824)
Amortization of acquired intangible assets	77	76
Stock-based compensation expense	1,836	540

Total net adjustments	1,913	616

Non-GAAP loss from operations	$(10,544)	$(11,208)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(14,649)	$(12,402)
Depreciation	2,070	1,672
Amortization of software development costs	676	696
Amortization of acquired intangible assets	77	76
Interest income	(18)	(26)
Interest expense on building lease financing obligations	1,914	459
Interest expense on other borrowings	280	129
Income tax (benefit) expense	15	14
Stock-based compensation expense	1,836	540

Total net adjustments	6,850	3,560

Adjusted EBITDA	$(7,799)	$(8,842)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(14,649)	$(12,402)
Amortization of acquired intangible assets	77	76
Stock-based compensation expense	1,836	540

Total net adjustments	1,913	616

Non-GAAP net loss	$(12,736)	$(11,786)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(12,736)	$(11,786)

Weighted average shares outstanding - basic and diluted	26,745,444	24,541,359

Shares used in computing non-GAAP net loss per share - basic and diluted	26,745,444	24,541,359

Non-GAAP net loss per common share - basic and diluted	$(0.48)	$(0.48)